UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 1, 2010
Date of Report (Date of earliest event reported)
ITRON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of principal executive offices, Zip Code)

(509) 924-9900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 1, 2010, Itron, Inc. (Itron) announced a strategic alliance with Cisco Systems, Inc. (Cisco) to jointly develop the next generation Internet Protocol (IP) communications reference architecture for the smart grid market. Itron will license and embed Cisco IP technology within Itron’s OpenWay® smart meters. In addition, Itron will distribute Cisco networking equipment and software as part of Itron’s OpenWay system deployments.

In connection with this strategic alliance, Itron issued a press release on September 1, 2010, a copy of which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press release dated September 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

Dated:	September 1, 2010	By:	/s/ Steven M. Helmbrecht
Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 1, 2010